UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2021

EVOKE PHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36075	20-8447886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Stevens Avenue, Suite 370 Solana Beach, California		92075
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 345-1494

(Former Name or Former Address, if Changed Since Last Report.)

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EVOK	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders (the “Annual Meeting”) solely by means of remote communication through a live webcast on May 5, 2021, at 8:30 a.m., Pacific Time. As of the close of business on March 8, 2021, the record date for the Annual Meeting, there were 32,371,954 shares of common stock entitled to vote, of which there were 18,745,675 shares present at the Annual Meeting in person or by proxy. At the Annual Meeting, stockholders voted on four matters: (i) the election of two Class II Directors for a term of three years expiring at the 2024 Annual Meeting of Stockholders, (ii) the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, (iii) the approval of, on an advisory basis, the compensation of our named executive officers, and (iv) the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 to 100,000,000.  The voting results were as follows:

•	Election of two Class II Directors for a term of three years expiring at the 2024 Annual Meeting of Stockholders

Cam L. Garner	For	6,196,737	Withheld	1,597,679
Todd C. Brady, M.D., Ph.D.	For	4,762,060	Withheld	3,032,356

There were 10,951,259 broker non-votes related to each of the two director nominees for election.

The two nominees for Class II Director were elected.

•	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021

Shares Voted	For	16,426,821	Against	977,184	Abstain	1,341,670

There were no broker non-votes related to the appointment of BDO USA, LLP.

The appointment of BDO USA, LLP was ratified.

•	The approval of, on an advisory basis, the compensation of the Company’s named executive officers

Shares Voted	For	5,332,309	Against	2,298,552	Abstain	163,554

There were 10,951,259 broker non-votes related to the compensation of our named executive officers.

The foregoing proposal was approved.

•	The approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 to 100,000,000

Shares Voted	For	12,090,384	Against	6,617,972	Abstain	37,319

There were no broker non-votes related to the amendment to the Company’s Amended and Restated Certificate of Incorporation.

Although the forgoing proposal received a substantial majority of votes cast at the Annual Meeting, it did not receive a majority of the outstanding shares of common stock as required and consequently was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOKE PHARMA, INC.

Date: May 5, 2021	By:	/s/ Matthew J. D’Onofrio
	Name:	Matthew J. D’Onofrio
	Title:	Executive Vice President, Chief Business Officer and Secretary